Exhibit 99.1
Form of Press Release
Press Release
Hartcourt’s New Management Team Communicated its Business Strategy to Shareholders in New York and San Francisco (OTCBB: HRCT.OB)
After the new management team joined the company on June 1, 2006, shareholders were anxious to know what would be the business strategy to be implemented by the new executives. During recent informal meetings with company shareholders, Dr. Yungeng Hu, the President and Chief Financial Officer and Dr. Billy Wang, the Chairman of the company, discussed the following with shareholder representatives :
Q1. The company has undertaken several management re-organizations over the last few years and shareholders are a little cautious about the performance and value delivering capability. What are your plans for the Company?
A: The new management is focused on creating shareholder value by seeking higher margin business, initially in the Chinese vocational training marketplace, and by managing the company in a very active and professional way. Our ultimate goals are simple: generate revenue and profit for shareholders. We feel that attaining these goals are possible because the new management team is different from the past in several respects, including: (1) we have a sound business plan; (2) we have the execution capability and solid business turn-around track-record; (3) we are willing to communicate with stakeholders; and (4) we realize the establishment of corporate governance at both levels of parent company and subsidiaries is critical. In addition to the above positive attributes of the new management, we are preparing the ground-work for operational improvement by presently addressing several historical operating and reporting deficiencies.
Q2. Now you have demonstrated the size and the growth of China’s vocational school business, what is the profitability of the target schools and how are we going to acquire these schools?
A: We have researched the business plan and conducted the feasibility study targeting the Chinese vocational training marketplace. We think that the schools will increase the company’s net free cash flows, which should enhance shareholder value. We believe profit margins will be high. We feel the plan is solid and believe it addresses all the core aspects of the business strategy. We anticipate structuring the deals so that payment is flexible (possibly using a combination of shares, convertible instruments and cash). We plan to pursue an aggressive re-positioning strategy. By saying “aggressive re-positioning strategy,” we mean we will carry out our school business acquisitions for the time being as Hartcourt’s core business, instead of adding one or two schools to make Hartcourt more diversified.

Q3. Since the schools make their money by tuition, how difficult will it be for Hartcourt to raise the tuition rates without reducing demand? Is Hartcourt in a better position to acquire schools that already have community acceptance and built in prestige?
A: The schools typically set their own tuition rates according to the market demand and supply. Hartcourt will offer value to its schools through internship arrangements, collaborations with international schools and business relationships, so that target (partner) schools can raise the tuition rates. It is Hartcourt’s intention and plan to acquire schools that are already established in the market and have community acceptance and prestige.
Q4. What aspects make the new management team differ from the former ones in terms of business planning and execution?
A: Hartcourt originally made an exciting and sound move by focusing its business in China. However, successful China operations require the management team to possess local knowledge. To be a commercial success in China, a company must work with local business partners, politicians and professionals. The new management team members have strong credentials in combining both Chinese and international business knowledge. We have the relevant track records in successfully managing business turn-arounds in China. Above all, this new management team is experienced in helping companies achieve their goals by identifying problematic situations and solving them, by making solid business plans and executing them.
Q5. Over the last several years, many shareholders feel that they have not received sufficient communication from the company on it business plans and performance. How would the new management team do in making the business more transparent?
A: We will run the business in a more transparent way. We are determined to communicate with not only shareholders, but with all other stakeholders of the company, i.e., politicians, government agencies, customers, suppliers, creditors, and its own staff. Good communication will result in harmony of all sides of the business so that every person will work together towards the success of the company (finally, every stakeholder benefits from the success of the company).
Through press releases, SEC filings and the company’s website, the new management and the company is committed to sharing with shareholders the material developments in the company’s business in a more timely basis than has been done in the past.
Q6. We have seen the importance of corporate governance in a company. What are your comments on Hartcourt’s corporate governance issues?
A. The new management has reviewed the company’s corporate governance system and has developed a plan to improve that system. We are addressing those areas that may cause negative impacts and improving those areas that we think will help to tighten up the control and put more discipline on the relevant business units. We are aware of the popular belief that Chinese companies tend to have less corporate governance systems in place. Therefore, we will pay close attention to the reporting relationships between our various subsidiaries and the parent company, to help build solid communication paths to allow necessary information on the performance of our target schools to flow to the parent company and, ultimately, the shareholders.
Q7. The SEC must be satisfied with Hartcourt’s attempt to obtain the needed information to revise the 2003 auditing/filing. What is the status now?
A: The new management team started to reinvigorate this effort right after joining the company in June of 2006. The new management team of Hartcourt has received the pertinent information and the 2003 annual report is currently in the final stages with the independent auditor.
Certain statements in this press release that are not based on historical facts, constitute forward-looking statements or forward-looking information within the meaning of applicable securities laws (“forward-looking statements”). These forward-looking statements are not promises or guarantees of future performance but are only predictions that relate to future events, conditions or circumstances or our future results, performance, achievements or developments and are subject to substantial known and unknown risks, assumptions, uncertainties and other factors that could cause our actual results, performance, achievements or developments in our business or in our industry to differ materially from those expressed, anticipated or implied by such forward-looking statements. Forward-looking statements include all disclosure regarding possible events, conditions, circumstances or results of operations that are based on assumptions about future economic conditions, courses of action and other future events. We caution you not to place undue reliance upon any such forward-looking statements, which speak only as of the date they are made. These forward-looking statements can be identified by words such as “may”, “estimates”, “projects”, “expects”, “intends”, “believes”, “plans”, “anticipates”, or their negatives or other comparable words. Forward-looking statements include statements regarding the outlook for our future operations, plans and timing for the introduction or enhancement of our services and products, statements concerning strategies, developments and statements about future market conditions. The risk factors and uncertainties that may affect our actual results, performance, achievements or developments are many and include, amongst others, our ability to effect a smooth transition of our business into an industry group not presently served by our company, the ability to identify possible acquisitions and to consummate those acquisitions at a reasonable price and, if consummated, to operate the acquired enterprises profitably and effectively. We also face risks associated with our ability to negotiate and collaborate with Chinese and other government entities and otherwise to comply with the requirements imposed by various regulatory authorities, and to adopt and maintain a system of internal controls and procedures sufficient to permit timely and accurate reporting of our financial condition, results of operations and cash flows. Many of the risks and uncertainties we face are beyond the control of management. Consequently, all forward-looking statements in this press release are qualified by this cautionary statement and there can be no assurance that actual results, performance, achievements or developments anticipated by the Company will be realized.

Forward-looking statements are based on management’s current plans, estimates, projections, beliefs and opinions and the Company does not undertake any obligation to update forward-looking statements should the assumptions related to these plans, estimates, projections, beliefs and opinions change.